                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2002
                                                        ------------------



                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              OHIO                             1-13292                     31-1414921
 --------------------------------        --------------------      ----------------------------
  (State or other jurisdiction            (Commission File                (IRS Employer
        of incorporation)                      Number)                 Identification No.)



                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO      43041
          ------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (937) 644-0011
                                                           --------------











                         Index to Exhibits is on Page 3.


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Item 7.       Financial Statements and Exhibits

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    99       Press Release issued September 26, 2002

Item 9.       Regulation FD Disclosure

              On September 26, 2002, The Scotts Company issued a press release announcing that it has increased its net income outlook for the fiscal year ending September 30, 2002. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE SCOTTS COMPANY



Date:  September 26, 2002       By: /s/ David M. Aronowitz
                                   ---------------------------------------------
                                   David M. Aronowitz, Executive Vice President, General Counsel and Secretary

















                                       2
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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number              Description
--------------              -----------

99                          Press Release issued September 26, 2002





























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